Employee Benefit Plans and Similar Obligations - Summary of Share Based Compensation Plan (Plan 2021-2024) (Detail) - 12 months ended Dec. 31, 2021 - Plan 2021-2024 [member] $ in Millions	ARS ($)	$ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Granted	1,252,400
Amount at the end of the fiscal year	1,252,400
Amount charged to expense in relation with share-based plans | $	$ 160
Fair value of shares on grant date (in U.S. dollars) | $ / shares		$ 8.00